Trade and other receivables	12 Months Ended
Dec. 31, 2019
Trade And Other Receivables [Abstract]
Trade and other receivables

20 Trade and other receivables

	2019 £m	2018 £m
Trade receivables	1,858	1,829
Loss allowance	(88)	(87)
	1,770	1,742
Prepayments and accrued income	236	224
Tax receivable	28	—
Net finance lease receivable	33	49
Total	2,067	2,015

Trade receivables are predominantly non-interest bearing and their carrying amounts approximate to their fair value.

Trade receivables are stated net of a loss allowance for expected credit losses. The movements in the loss allowance during the year were as follows:

	2019 £m	2018 £m
At start of year	87	79
Charge for the year	8	14
Trade receivables written off	(4)	(8)
Exchange translation differences	(3)	2
At end of year	88	87